ELITE ACCESS BROKERAGE EDITION (04/16) Primary Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Date of Birth Email Address Phone Number (include area code) Joint Owner First Name Middle Name Last Name Social Security Number Relationship to Owner Phone Number (include area code) Linking/BIN/Brokerage Acct. Number (if applicable) (mm/dd/yyyy) Page 1 of 8 V7873 04/16 Home Office: Lansing, Michigan www.jackson.com INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650) ICC14 VDA 650 04/15 Individual/Joint Corporation/Pension Plan Custodian Government Entity INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660) Jackson pre-assigned Contract Number: Tax I.D. Numberor Trust (print clearly) Sex Male Female U.S. Citizen Yes No Sex Male Female U.S. Citizen Yes No (if applicable) Physical Address Line 1 (No P.O. Boxes) City State ZIP Mailing Address Line 1 City State ZIP Line 2 Line 2 Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Email Address (print clearly) Date of Birth (mm/dd/yyyy) Customer Care: 800-873-5654 Bank or Financial Institution Customer Care: 800-777-7779 Fax: 800-943-6761 Hours: 8:00 a.m. to 8:00 p.m. ET Email: contactus@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 PLEASE PRINT CLEARLY Type of Ownership: Please see the Good Order Checklist for additional requirements.

Joint Annuitant Beneficiary(ies) Page 2 of 8 V7873 04/16 LONG-TERM SMART ICC14 VDA 650 04/15 Social Security Number Phone Number (include area code) First Name Middle Name Last Name Date of Birth (mm/dd/yyyy) Social Security/Tax I.D. Number Date of Birth Relationship to Owner Primary (mm/dd/yyyy) Contingent % Phone Number (include area code)City State ZIP Non-Natural Entity Name Sex Male Female U.S. Citizen Yes No First Name Social Security/Tax I.D. Number Date of Birth Primary Percentage of (mm/dd/yyyy) % Middle Name Last Name Death Benefit Primary Annuitant Social Security Number Phone Number (include area code) First Name Middle Name Last Name Date of Birth (mm/dd/yyyy) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 First Name Middle Name Last Name Physical Address Line 1 (No P.O. Boxes) Line 2 Phone Number (include area code)City State ZIP Physical Address Line 1 (No P.O. Boxes) Line 2 Non-Natural Entity Name Relationship to Owner No Joint Annuitant Percentage of Death BenefitIt is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use form X3041 for additional beneficiaries. Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner.

Page 3 of 8 V7873 04/16 LONG-TERM SMART ICC14 VDA 650 04/15 Premium Payment Select method External Transfer Check Wire Internal Transfer Statement Regarding Existing Policies or Annuity Contracts I (We) certify that with regard to Jackson or any other Company: (please select one) Are you replacing an existing life insurance policy or annuity contract? NoYes of payment and note Transfer Information Company releasing funds Account number $ $ Full Partial Full Partial Yes No Yes No IRC 1035 Exchange Direct Transfer Non-1035 Exchange Non-Direct RolloverDirect Rollover Non-Qualified Plan Types: All Other Plan Types: approximate amount: Optional Benefit May not be available in all states and once selected cannot be changed. (Contract Form VA660)Liquidity Option Annuity Type IRA - Traditional* Roth IRA* Other: SEP 403(b) TSA *Tax Contribution Years and Amounts: Year: $ Non-Tax Qualified Stretch IRA Roth Conversion Year: $ Non-Qualified Stretch It is required for Good Order that this entire section be completed. COMPLETE X0512 " REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (must be dated on or before the Application Sign Date to be in Good Order). $ $ $ $ Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application. I (We) do have existing life insurance policies or annuity contracts. I (We) do not have existing life insurance policies or annuity contracts. Anticipated date of receipt Anticipated transfer amount Transfer Type Client Initiated Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. Jackson will only request the funds if the " Client Initiated" section is left blank or checked " No". Optional Benefit: Additional charges will apply. Please see the prospectus for details. Fixed Account Options are not available if Liquidity Option is selected.

Page 4 of 8 V7873 04/16 LONG-TERM SMART ICC14 VDA 650 04/15 Premium Allocation (Cont. on page 5) % Traditional Investments Equity Investments JNL Multi-Manager Small Cap Growth (116) JNL Multi-Manager Small Cap Value (208) JNL/American Funds Growth JNL/The Boston Company Equity Income JNL/American Funds Growth-Income JNL/DFA U.S. JNL/DFA U.S. Core Equity Micro Cap (395) (342) (606) (115) (612) JNL/Franklin Templeton Income (075) JNL/Invesco Small Cap Growth (195) JNL/JPMorgan MidCap Growth (101) JNL/Mellon Capital S&P 400 MidCap Index JNL/Mellon Capital S&P 500 Index JNL/Mellon Capital Small Cap Index (124) (123) (128) JNL/PPM America Mid Cap Value JNL/T. Rowe Price Established Growth JNL/T. Rowe Price JNL/WMC Balanced Value (293) (111) (149) (104) JNL/The London Company Focused U.S. Equity (639) International (cont. from previous column) % Traditional Investments % Traditional Investments International JNL/American Funds Global Growth (638) JNL/American Funds International (343) JNL/Causeway International Value Select (126) JNL/Epoch Global Shareholder Yield (397) JNL/Franklin Templeton International Small Cap Growth (250) JNL/Invesco China-India (273) JNL/Invesco International Growth (113) JNL/Lazard Emerging Markets (077) JNL/Lazard International Strategic Equity (630) JNL/Mellon Capital Emerging Markets Index (349) JNL/Mellon Capital International Index (129) JNL/Oppenheimer (657) Emerging Markets Innovator JNL/WCM Focused International Equity (640) % Traditional Investments Sector JNL/Mellon Capital Communications Sector (191) JNL/Mellon Capital Consumer Brands Sector (185) JNL/Mellon Capital JNL/Mellon Capital Utilities Sector JNL/Mellon Capital Healthcare Sector Financial Sector JNL/Mellon Capital Oil & Gas Sector JNL/Mellon Capital Technology Sector (189) (188) (190) (187) (635) % Traditional Investments Fixed Income JNL/Crescent High Income JNL/DoubleLine Emerging Markets (661) (660) Fixed Income JNL/DoubleLine Total Return JNL/Franklin Templeton Global Multisector JNL/JPMorgan U.S. Government & Quality Bond Bond (636) (348) (109) JNL/Goldman Sachs Emerging Markets Debt (059) (133)Bond Index JNL/Mellon Capital (361) JNL/Neuberger Berman Strategic Income JNL/PIMCO Credit Income JNL/PIMCO JNL/PIMCO Total Return Bond JNL/PPM America Floating Rate Income Real Return (604) (078) (127) (346) % Traditional Investments Specialty JNL/DoubleLine Shiller Enhanced CAPE (659) JNL/Mellon Capital European 30 Nasdaq 100 JNL/Mellon Capital JNL/Mellon Capital Index 5 (299) (242) (222) % Traditional Investments Speciality (cont. from previous column) JNL/Harris Oakmark Global Equity (656) JNL/Mellon Capital Pacific Rim 30 (298) JNL/Mellon Capital S&P 24 (074) JNL/Mellon Capital S&P SMid 60 (248) JNL/S&P 4 (292) JNL/S&P Competitive Advantage (274) JNL/S&P Dividend Income & Growth (278) JNL/S&P Mid 3 JNL/S&P Total Yield JNL/S&P Intrinsic Value International 5 (279) (280) (654) (363) JNL/S&P (cont. on next page) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson without advance notice to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives. PREMIUM ALLOCATIONS CONTINUED ON PAGE 5.

Page 5 of 8 V7873 04/16 LONG-TERM SMART ICC14 VDA 650 04/15 Premium Allocation (Cont. from page 4) % Guidance Portfolios Focused Interest Rate/Inflation Sensitive % Fixed Account Options * 5-Year 7-Year (045) (047) (cont. from previous page) % Traditional Investments Fixed Income (107)Money Market JNL/WMC Short-Term Bond JNL/T. Rowe Price (076) (648)Unconstrained Bond JNL/Scout (662)Total Return JNL/PPM America (136)High Yield Bond JNL/PPM America % Alternative Investments Alternative Assets JNL/Brookfield Global Infrastructure JNL/Invesco Global Real Estate Listed Private Equity JNL/Red Rocks JNL/Neuberger Berman Risk Balanced JNL/Van Eck International Gold JNL/BlackRock Natural Resources and MLP Commodity Strategy (066) (347) (206) (643) (300) (615) % Alternative Investments Alternative Strategies JNL/AQR Managed Futures Strategy JNL/BlackRock Global Long Short Credit JNL/Eaton Vance Global Macro Absolute Return Advantage JNL/AQR Risk Parity JNL/Boston Partners Global Long Short Equity (379) (641) (628) (653) (629) JNL Multi-Manager Alternative (655) (cont. from previous column) % Alternative Investments Alternative Strategies JNL/FAMCO Flex Core Covered Call JNL/Nicholas Convertible Arbitrage JNL/PPM America Long Short Credit Event Driven JNL/Westchester Capital JNL/Neuberger Berman Currency JNL/Goldman Sachs U.S. Equity Flex (398) (068) (614) (603) (631) (658) % Tactically Managed Strategies JNL/BlackRock Global Allocation JNL Tactical ETF Conservative JNL Tactical ETF Moderate JNL Tactical ETF Growth JNL/T. Rowe Price Capital Appreciation (389) (390) (391) (345) (305) (637) JNL/FPA + DoubleLine Flexible Allocation % Risk Management Strategies JNL/AB Dynamic Asset JNL/MMRS JNL/MMRS Moderate JNL/MMRS Growth Allocation (644) (645) (647) (646) Conservative JNAM Guidance - Equity 100 JNAM Guidance - Fixed Income 100 JNAM Guidance - Alt 100 (610) (611) (388) % Guidance Portfolios JNAM Guidance - Rate Opportunities Real Assets (620) (619) JNAM Guidance - Interest Other % Guidance Portfolios (304) JNL Alt 65 % Guidance Portfolios Diversified - Strategic JNAM Guidance - Conservative (380) JNAM Guidance - Moderate (381) JNAM Guidance - Moderate Growth JNAM Guidance - Growth JNAM Guidance - Maximum Growth (384) (616) (383) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. *Not available if the Liquidity Option is selected.

Page 6 of 8 V7873 04/16ICC14 VDA 650 04/15 LONG-TERM SMART Telephone/Electronic Transfer Authorization Authorized Caller First Name Middle Name Last Name Social Security Number Date of Birth (mm/dd/yyyy) Systematic Investment (periodic premium reallocation programs) Annuitization/Income Date Specify Income Date (mm/dd/yyyy) By checking " Yes", I (we) authorize Jackson National Life Insurance Company (Jackson) to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me (us) and my (our) Producer/Representative, subject to Jackson's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me. To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, V3982. This authorization is not extended to Authorized Callers. If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here. This authorization is not extended to Telephone and Electronic Authorization. If no election is made, Jackson will default to " No." Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Frequency: Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue. Other Systematic Investment Options may be available. Please see Systematic Investment form (V5685). If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th.

Client Acknowledgements Page 7 of 8 V7873 04/16 LONG-TERM SMART ICC14 VDA 650 04/15 Notice to Applicant Electronic Delivery Authorization Periodic and immediate confirmation statements Annual and Semi-Annual reportsProspectuses and prospectus supplements Other Contract-related correspondence ALL DOCUMENTS Do you consent to Electronic Delivery of Documents? Yes No 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Not applicable if Liquidity Optional Benefit is selected.) 8. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable if Liquidity Optional Benefit is selected.) 9. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application are true and correctly recorded. 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. My email address is: . I (We) will notify the company of any new email address. If no election is made, Jackson will default to " No." Selection of " ALL DOCUMENTS" excludes quarterly statements. Check the boxes next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Please provide one email address and print clearly. If you authorize E-delivery but do not provide an email address or the address is illegible, E-delivery will not be initiated.

Page 8 of 8 V7873 04/16 LONG-TERM SMART ICC14 VDA 650 04/15 Producer/Representative Acknowledgements I certify that: I did not use sales material(s) during the presentation of this Jackson product to the applicant. I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. Producer/Representative Signature Date Signed (mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson Prod./Rep. No. Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Producer/Representative Name #2 Producer/Representative Name #3 Jackson Producer/Representative No. Jackson Producer/Representative No. Percentage Percentage % % Percentage % Client Signatures (print clearly) Program Options * A B C D E State where signed Complete this certification regarding sales material section only if: Your client has other existing policies or annuity contracts AND Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract. By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly. 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency Program Options Note: Contact your home office for program information. If no option is indicated, the designated default will be used. It is required for Good Order that all applicable parties to the Contract sign here. If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%). If Percentage is left blank, all Producer/Reps will receive equal shares. * NOTE: If Liquidity Option is selected, only Program Option E is available.